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                                                                   EXHIBIT 10.7


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Bioanalytical Systems, Inc.             Bank One, Lafayette, NA              Loan Number #398/406
2701 Kent Avenue                        201 Main Street                      Date: July 19, 1996
West Lafayette, IN 47906                Lafayette, IN 47901                  Maturity Date: January 19, 1998
                                                                             Loan Amount: $4,720,000.00
                                                                             Renewal Of

BORROWER'S NAME AND ADDRESS             LENDER'S NAME AND ADDRESS
"I"includes each borrower above,        "You"  means the lender, its
jointly and severally.                  successors and assigns
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Four Million Seven Hundred Twenty Thousand and no/100 Dollars $4,720,000.00.

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[ ] SINGLE ADVANCE: I will receive all of this principal sum on ____________________.  No additional advances are contemplated under this note.
[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note.  On July 19, 1986 I will receive the amount of $1,972,002.87 and future principal advances are contemplated.
    Conditions: the conditions for future advances are _________________________________________________________________
[ ] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time.  This feature is subject to all other conditions and expires on _______________________.
[x] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from July 19, 1996 at the rate of 8.5%.
[x] VARIABLE RATE: This rate may them change as stated below:
    [x] INDEX RATE: The future rate will be 1/4% above the following index rate: Bank One, Indianapolis, NA prime lending rate
    [ ] NO INDEX: The future rate will not be subject to any internal or external index.  It will be entirely in your control.
    [x] FREQUENCY AND TIMING.  The rate on this note may change as often as daily.  A change in the interest rate will take effect on the same day Bank One, Indianapolis, NA prime rate changes.
    [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _________% or less than ___________%. The rate may not change more than _________% each ______________.
    EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
    [ ] The amount of each scheduled payment will change.  [x] The amount of the final payment will change.
    [ ] _________________________________________
ACCRUAL METHOD: Interest method will be calculated on a 360 day basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    [ ] on the same fixed or variable rate basis in effect before maturity (as indicated
        above)
    [x] at a rate equal to Four (4%) percent above Bank One, Indianapolis, NA prime lending rate
[x] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 5% of the payment amount, subject to a minimum of $25.00 and a maximum of $250.00.
[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which
    [ ] are    [ ] are not included in the principal amount above:
PAYMENTS: I agree to pay this note as follows:
[x] INTEREST: I agree to pay accrual interest commencing August 19, 1996 and continuing on the 19th day of each month thereafter.
[x] PRINCIPAL: I agree to pay the principal on January 19, 1998
[ ] INSTALLMENTS: I agree to pay this note on _________ payments.  The first payment will be in the amount of
    $_______________ and will be due ________________.  A payment of $________________ will be due
    _______________________ thereafter.  The final payment of the entire unpaid balance of principal and interest will be due ________________________.
[ ] UNPAID INTEREST: Any accrued interest note paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal hereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.
ADDITIONAL TERMS:

 This loan is issued under the provisions of a letter/Loan Agreement dated May 31, 1996.

 This loan is accrued by a mortgage dated July 19, 1996.


[ ] SECURITY.  This note is a separately secured by (describe separate   PURPOSE: The purpose of this loan is purchase and
document by type and date).                                              renovation/addition to Great Lakes Chemical Annex Bldg.
                                                                         __________________________________________________________
(This section is for your internal use.  Failure to list a               SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE
separate security document does not mean the                             (INCLUDING THOSE ON PAGE 2).  I have received a copy on
agreement will not secure this note.)                                    today's date.

                                                                         Bioanalytical Systems, Inc.


Signature for Lender                                                    By:    /s/ LINA L. REEVES-KERNER

Bank One, Lafayette, NA                                                        VICE PRESIDENT


By:    /s/  MURRAY N. MARSHALL, Vice President                          __________________________________________________________
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